UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 10, 2025

Catheter Precision, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1670 Highway 160 West
Suite 205
Fort Mill, SC 29708
(Address of principal executive offices, including zip code)

(973) 691-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VTAK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 10, 2025, the Company held a Special Meeting of stockholders at which, of the 1,487,266 shares of the Company’s common stock outstanding as of September 10, 2025, the record date for the Annual Meeting, 641,616 shares of common stock were represented, either in person or by proxy, constituting, of the shares entitled to vote, approximately 43.1% of the outstanding shares of common stock.

At the Annual Meeting, the Company’s stockholders considered three proposals, which are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 15, 2025. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.
Proposal No. 1: To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from sixty (60) million shares to five hundred (500) million shares. Proposal No. 1 was approved, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
497,162	133,882	10,571	0

2.
Proposal No. 2: To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2026. Proposal No. 2 was approved, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
610,134	16,778	14,703	0

3.
Proposal No. 3: To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos 1 and/or 2. Proposal No. 3 was approved, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
514,362	120,394	6,860	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATHETER PRECISION, INC.

Date:	October 15, 2025	By:	/s/ Philip Anderson
Philip Anderson
Chief Financial Officer